UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016
STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Ave., Suite 100, Greenwood Village, CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 20, 2016, we entered into a third amendment to our Credit Agreement with BMO Harris Bank N.A. (the “Lender”).  The amendment establishes the Consolidated EBITDA financial covenants for each month of fiscal 2016 that would apply if we cross the availability threshold set forth in the original agreement.  These covenants are set forth in the amendment filed as Exhibit 10.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibit.

10.1	Third Amendment to Credit Agreement, by and among BMO Harris Bank N.A, and StarTek, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: January 26, 2016	By:	/s/ Chad A. Carlson
Chad A. Carlson President and Chief Executive Officer